Exhibit 99.1

Yangtze River Port and Logistics Limited Announces Plan to

Spin-Off Yangtze River Blockchain Logistics Limited

NEW YORK, NY, Feb. 13, 2018 (GLOBE NEWSWIRE) – Yangtze River Port and Logistics Limited, (YERR) (the “Company”), an international infrastructure company that engages in the business of real estate development via a port logistics project located in the middle reaches of China’s Yangtze River in Wuhan, China, today announced that the Board of Directors of the Company has authorized the Company to pursue a plan for a “spin-off” transaction (the “Spin-Off”) involving Yangtze River Blockchain Logistics Limited (the “Subsidiary”), a wholly-owned subsidiary of the Company. Pursuant to the Spin-Off, shares of the Subsidiary will be distributed to the stockholders of the Company on a pro rata basis.

The Subsidiary currently holds 100% of the shares of Ricofeliz investment (China) Limited, which in turn wholly owns 100% of Wuhan Yangtze River Newport Trading Limited.

The Subsidiary was established to facilitate the Company’s initiatives in “blockchain” solutions. Blockchains offer a solution that is becoming available to the shipping and logistics industry which will help manage and track documentation relating to shipping containers by digitizing the supply chain process to enhance transparency and to allow for greater security for the sharing of information among trading partners.

The Subsidiary has been accepted into the Blockchain in Transport Alliance, a United States alliance established to create a forum for the promotion, education and encouragement to develop and adopt blockchain applications in the trucking, transportation and logistics industry.

About Yangtze River Port and Logistics Limited

Yangtze River Port and Logistics Limited primarily engages in the business of real estate development with a port logistic project located in the middle reaches of the Yangtze River. Wuhan Economic Development Port Limited is a large infrastructure development project implemented under China's latest “One Belt One Road” initiative and is believed to be strategically positioned in Wuhan, a crucial trading window between China, the Middle East and Europe.  The logistics center is also expected to provide a number of shipping berths for cargo ships of various sizes. Yangtze River Port and Logistics Limited is expected to provide domestic and foreign businesses a direct access to the Free Trade Zone in Wuhan. The project will include commercial buildings, professional logistic supply chain centers, direct access to the Yangtze River, Wuhan-Xinjiang-Europe Railway and ground transportation, storage and processing centers, IT supporting services, among others.

For additional information please go to: http://www.yerr.com.cn

Forward-Looking Statements:

This document includes “forward-looking” statements, as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission in its rules, regulations and releases. Forward-looking statements are any statements other than statements of historical fact, including statements regarding Company's expectations, beliefs, hopes, intentions or strategies regarding the future. Among other things, these forward-looking statements may include statements regarding the change of Company's plan of operation, future opportunities as a result of the matter referenced in the above statements; and any other statements regarding Company's future beliefs, expectations, plans, intentions, financial condition or performance. In some cases, forward-looking statements can be identified by the use of words such as “may,” “will,” “expects,” “should,” “believes,” “plans,” “anticipates,” “estimates,” “predicts,” “potential,” “continue,” or other words of similar meaning. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements. Factors that might cause such a difference include, but are not limited to, general economic conditions, our financial and business prospects, our capital requirements, our financing prospects, our relationships with employees, and our ability to realize the anticipated benefits of such transaction, and those disclosed as risks in other reports filed by us with the Securities and Exchange Commission, including those described in our most recently filed Quarterly Report on Form 10-Q, Annual Report on Form 10-K and subsequent amendment on Form 10-K/A, current report on Form 8-K, and other filings with the SEC.

We caution readers that any such statements are based on currently available operational, financial and competitive information, and they should not place undue reliance on these forward-looking statements, which reflect management's opinion only as of the date on which they were made. Except as required by law, we disclaim any obligation to review or update these forward-looking statements to reflect events or circumstances as they occur.

Contact:

James Coleman

Executive Director

jcoleman@yerr.com.cn

646-861-3315